UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

BARREL ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56001	47-1963189
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3859 S Valley View Blvd,Ste 2 #107 Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

1-702-595-2247

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 28, 2026 Barrel Energy Inc. (the "Company") dismissed Fruci & Associates II, PLLC, located at 802 N. Washington, Spokane, WA 99201, as its independent registered public accounting firm.

Fruci & Associates II, PLLC served as the Company's independent auditor for the fiscal year ended December 31, 2025 and provided audit and review services in connection with the Company's previously filed Form 10, including audited financial statements for fiscal years 2023 and 2024, and reviewed financial statements for the nine-month period from January 1, 2025 through September 30, 2025.

The decision to change auditors was approved by the Company's Board of Directors.

During the fiscal years ended December 31, 2023 and 2024, and through the date of dismissal, there were:

(i) no disagreements with Fruci & Associates II, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci & Associates II, PLLC, would have caused them to make reference thereto in their reports; and

(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Fruci & Associates II, PLLC with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that Fruci & Associates II, PLLC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter will be filed as an exhibit to this report by amendment.

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(b) Engagement of New Independent Registered Public Accounting Firm

On April 21, 2026, the Company engaged Shah Teelani & Associates Chartered Accountants, located at 302-303, Shubh House, Bh. Jain Dairy, Swastik Cross Road, Off C.G. Road, Ahmedabad 380009, Gujarat, India, as its new independent registered public accounting firm.

The engagement of Shah Teelani & Associates Chartered Accountants is for the purpose of auditing the Company's financial statements for the fiscal year ended December 31, 2025, which are required in connection with the Company's previously filed Form 10 on February 23, 2026.

During the Company's two most recent fiscal years and through the date of engagement, neither the Company nor anyone acting on its behalf has consulted with Shah Teelani & Associates Chartered Accountants regarding:

(i) the application of accounting principles to a specified transaction, either completed or proposed;

(ii) the type of audit opinion that might be rendered on the Company's financial statements; or

(iii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

(d) Exhibits

Exhibit 16.1	Letter from Fruci & Associates II, PLLC not filed herewith. The Company has requested the letter but has not received it as of the due of this filing. To be filed by amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY INC.

Date: May 5, 2026	By:	/s/ Jarmin Kaltsas
	Name:	Jarmin Kaltsas
	Title:	CEO

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